SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 1, 2016

WONHE HIGH-TECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Nevada	0-54744	26-0775642
(State of other jurisdiction of	(Commission File No.)	(IRS Employer
incorporation or organization		Identification No.)

Room 1001, 10th Floor, Resource Hi-Tech Building South Tower No. 1 Songpingshan Road, North Central Avenue North High-Tech Zone Nanshan District, Shenzhen, Guangdong Province, P.R. China 518057
(Address of principal executive offices) (Zip Code)

852-2815-0191
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 1, 2016 the Registrant's Australian subsidiary, Wonhe Multimedia Commerce Ltd. ("Wonhe Multimedia"), filed with the Australian Stock Exchange a Quarterly Report for Entities Admitted on the Basis of Commitments, setting forth information regarding the cash flows of Wonhe Multimedia during the quarter ended March 31, 2016. A copy of the Report is being filed as an exhibit to this Current Report.

Item 9.01	Financial Statements and Exhibits

Exhibits

99.1	Quarterly Report for Entities Admitted on the Basis of Commitments filed by Wonhe Multimedia Commerce Ltd. for the quarter ended March 31, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WONHE HIGH-TECH INTERNATIONAL, INC.

Dated: May 1, 2016	By:	/s/ Nanfang Tong
Nanfang Tong
Chief Executive Officer

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